SRIVARU UNLOCKING THE FUTURE OF MOBILITY Investor Presentation Exhibit 99.1

Disclaimer: This confidential presentation (the “Presentation”) is being delivered to you by Mobiv Acquisition Corp. (“SPAC”) in connection with its potential business combination with Srivaru Holdings Limited (“SRIVARU”) and the offering of the securities of the post business combination company (“Combined Co”) in a private placement (the “Transaction”). This Presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in SRIVARU or Combined Co. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of SRIVARU is prohibited. By accepting this Presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives (collectively, the “recipient”) agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain; and (ii) to return or destroy all copies of this Presentation or portions thereof in its possession following the request for the return or destruction of such copies. This Presentation and any oral statements made in connection with this Presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.   No Representations and Warranties: This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to SRIVARU or Combined Co. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Combined Co, SRIVARU, SPAC or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this Presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Combined Co, SRIVARU and SPAC disclaim any duty to update the information contained in this Presentation.   Forward-Looking Statements: This Presentation may contain a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning SPAC's or SRIVARU's possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the business combination will generate returns for shareholders. These forward-looking statements are based on SPAC's or SRIVARU’s management's current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Combined Co’s, SRIVARU's or SPAC's management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (b) the outcome of any legal proceedings that may be instituted against Combined Co, SPAC, SRIVARU or others following the announcement of the business combination and any definitive agreements with respect thereto; (c) the inability to complete the business combination due to the failure to obtain approval of the shareholders of SPAC, to obtain financing to complete the business combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the business combination; (f) the inability to complete the private placement or backstop transactions contemplated by the business combination Agreement and related agreements, as applicable; (g) the risk that the business combination disrupts current plans and operations of SRIVARU or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (h) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Combined Co, and SRIVARU to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the business combination; (j) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for SPAC to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of SPAC's securities and the attractiveness of the business combination to investors; (k) the possibility that SRIVARU and SPAC may be adversely affected by other economic, business, and/or competitive factors; (l) SRIVARU’s ability to execute its business plans and strategies, (m) Combined Co, or SRIVARU's estimates of expenses and profitability and (n) other risks and uncertainties indicated from time to time in the final prospectus of SPAC, including those under "Risk Factors" therein, and other documents filed or to be filed with the SEC by SPAC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DISCLAIMER

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Combined Co, SRIVARU and SPAC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Combined Co, SRIVARU nor SPAC gives any assurance that either Combined Co, SRIVARU or SPAC will achieve its expectations.   Industry, Market Data and Partnerships: In this Presentation, SRIVARU and SPAC rely on and refer to certain information and statistics regarding the markets and industries in which SRIVARU competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Combined Co, SRIVARU, and SPAC believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. SRIVARU and SPAC have not independently verified the accuracy or completeness of the information provided by the third-party sources.   This Presentation contains descriptions of certain key business partnerships with SRIVARU. These descriptions are based on the SRIVARU management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this Presentation. These descriptions are subject to negotiation and execution of definitive agreements with certain of such counterparties which have not been completed as of the date of this Presentation.   Confidentiality: The distribution and use by each recipient of the information contained in this Presentation and any other information provided to the recipient by or on behalf of SRIVARU is governed by a confidentiality agreement that has been executed and delivered by each recipient and which strictly limits the circulation and copying of the information contained in this Presentation ("Confidentiality Agreement"). If you have not executed and delivered such a Confidentiality Agreement, you have received this Presentation in error. If so, please notify SRIVARU immediately, and return this Presentation to us. Except as provided in such Confidentiality Agreement, this Presentation may not be distributed, reproduced or used without the express consent of SRIVARU or for any other purpose than the preliminary evaluation of a potential transaction by the person to whom this Presentation has been delivered.   No Offer or Solicitation: This Presentation is not intended to and shall not constitute (i) a solicitation of a proxy, vote, consent, approval or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell or the solicitation of an offer to buy or a recommendation to purchase any security of SRIVARU, SPAC or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.   No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”) or in reliance on an exemption from the registration requirements of the Securities Act. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal, financial and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.   THIS PRESENTATION IS BEING DISTRIBUTED TO SELECTED RECIPIENTS ONLY AND IS NOT INTENDED FOR DISTRIBUTION TO, OR USE BY, ANY PERSON OR ENTITY IN ANY JURISDICTION OR COUNTRY WHERE SUCH DISTRIBUTION OR USE WOULD BE CONTRARY TO APPLICABLE LAW OR REGULATION. AS OF THE DATE HEREOF, NONE OF THE INFORMATION CONTAINED HEREIN HAS BEEN FILED WITH THE SEC, ANY SECURITIES ADMINISTRATOR UNDER ANY SECURITIES LAWS OF ANY U.S. OR NON-U.S. JURISDICTION OR ANY OTHER U.S. OR NON-U.S. GOVERNMENTAL OR SELF-REGULATORY AUTHORITY. NO SUCH GOVERNMENTAL OR SELF- REGULATORY AUTHORITY WILL PASS ON THE MERITS OF THE PIPE OFFERING OR OTHER OFFERING OF INTERESTS IN CONNECTION WITH THE PROPOSED TRANSACTION, THE MERITS OF THE BUSINESS COMBINATION OR THE ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.   This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of SRIVARU and SPAC and is intended for the recipient hereof only. By accepting this Presentation, each recipient further agrees to return or destroy all copies of this Presentation or portions thereof in its possession following the request for the return or destruction of such copies. DISCLAIMER

No Relationship or Joint Venture: Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either SPAC, SRIVARU or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of SPAC, SRIVARU or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed business combination contemplated herein.   Use of Projections: This Presentation contains projected financial information with respect to Combined Co, and SRIVARU. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. SRIVARU’ independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this Presentation regarding select aspects of SRIVARU’ operations were selected by SPAC and SRIVARU on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of SRIVARU’ business, are incomplete and are not necessarily indicative of SRIVARU’ performance or future performance or overall operations. There can be no assurance that historical trends will continue.   Certain other amounts that appear in this Presentation may not sum due to rounding. In connection with the contemplated filing of a proxy statement / prospectus on Form F-4 with respect to the proposed business combination, and in the course of the review by the SEC of such proxy statement / prospectus, SPAC may make changes to the information presented in this Presentation, including, without limitation, the description of SRIVARU’S business and the financial information and other data (including the prospective financial information and other data) included in this Presentation. Comments by the SEC on information in the proxy statement / prospectus may require modification or reformulation of the information we present in this Presentation, and any such modification or reformulation could be significant. In particular, we note that the SEC has adopted certain rules regarding the use of EBITDA and other financial measures that do not comply with GAAP in the United States, which rules will be applicable to the proxy statement / prospectus expected to be filed with respect to the proposed business combination.   Trademarks: This Presentation contains trademarks, service marks, trade names and copyrights of SRIVARU and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but SRIVARU and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this Presentation may represent past or present vendors or suppliers of materials and/or products to SRIVARU for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either SPAC or SRIVARU will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.   SRIVARU intends to file with the SEC a proxy statement / prospectus on Form F-4 relating to the proposed business combination, which will be mailed to its shareholders once definitive. SPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about SRIVARU, SPAC and the proposed business combination. When available, these materials will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX 77002.   Participants in the Solicitation for the Proposed business combination: SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SPAC is contained in SPAC’s Registration Statement on Form S-1, as effective on August 3, 2022, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to SPAC at WINSTON & STRAWN LLP, 800 CAPITOL STREET, SUITE 2400, HOUSTON, TX 77002. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the proposed business combination when available. SRIVARU and its members and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed business combination. A list of the names of such members and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement / prospectus for the proposed business combination when available. DISCLAIMER

SRIVARU Leadership Product Architect, CEO MOHAN RAMASAMY Over 20 years of passion and drive to build a transformative EV mobility company; worked closely with industry pioneers in technology & innovative technologies in Silicon Valley as well as in India. Master of Business Administration YUVARAJ SANKAR J. Director of Engineering Yuvaraj has been a part of the SRIVARU team since its inception and has contributed to the NPI and Vehicle Engineering departments. As an Electronics Engineer, he has worked to revolutionize the personal mobility space, while also leading full-stack development with his expertise in both electronics and programming. Bachelor of Electronics and Communications RAMAKRISHNAN V GM Production Ram has a wealth of experience in the automotive industry, scaling production and bringing efficiencies, having worked in production methodologies, industrialization, engineering and operations for over 30 years. He heads overall production functions and has experience successfully implementing World Class Manufacturing systems in the automobile industry. Bachelor in Mechanical Engineering, MBA-HR MAHENDIRAN GOPAL GM Product Engineering Mahendiran Gopal has extensive experience in electronics product development from prototyping to final product, as well as managing connected solutions teams. He currently heads the product engineering team at SRIVARU, where he is responsible for innovations and new technologies in the company's product lines. Master of Science in Physics & Electronics

Mobiv Acquisition Corp PETER BILITSCH Chief Executive Officer Peter was a Director for CIMB Investment Bank covering Regional Capital Markets including Malaysia, Thailand, and the Philippines. During his tenure at CIMB, he raised approximately USD 13 billion of equity capital. Peter began his career with Goldman Sachs in London working on international IPOs and follow-on equity offerings, and was a trader for Citadel Investment Group in London and Tokyo Oxford University, Hertford College, UK – Philosophy, Politics & Economics, MA & BA Honours London Business School, UK – Masters in Finance ADRON LEOW Currently, Adron is the Chief Executive Officer for Aamoni Lifestyle Sdn Bhd (f/k/a ALLF Management Group). Previously, he held the position of Chief Operating Officer for Galasys PLC (LSE:GLS), a leading software and ticketing management company where he was in charge of their international business development. Earlier, he served as Chief Financial Officer to Hitachi Sunway Information Services Sdn Bhd and to Sunway Lagoon Sdn Bhd as Assistant General Manager. Sunway Berhard is a leading South East Asian conglomerate providing turn-key infrastructure developments. *Adron is the designated Chief Financial Officer for the merged entity Srivaru Holding Ltd. FCCA (Fellowship Member) of UK Association of Chartered Certified Accountants (ACCA) Member of Malaysia Institute of Accountants (MIA) – Chartered Accountant President – Themed Entertainment Association Asia Pacific Division FELIX HEINIMANN Felix was formerly the Global Head of Swatch Access with an annual P&L of USD 100 million. Later, he joined Siemens to implement their global communication strategy in connection with Siemens’ US listing in New York. He built a leading PR and Public Affairs agency in APAC (Essence Burson Marsteller), which was acquired by the WPP. He brings extensive experience in litigation PR, reputation and crisis management, servicing mostly Fortune 500 companies. BBA, dipl. OEK business economist Graduate School of Business Administration, Zurich Board Member and Honorary Treasurer of the Public Relations & Communications Association Malaysia Chief Financial Officer* Chief Marketing Officer

SRIVARU to Combine with Mobiv Acquisition Corp

15.9mil Shares (US$158.98m[1])Equity Value at Closing + 25mil Shares Earnout Over 3 Years (US$250mil[2])

SRIVARU TRANSACTION OVERVIEW

- **The opportunity**: Industry leader in the largest, fastest-growing market in the world
- **Decarbonization**: E-motorbike with integrated at-home charging
- **Risk mitigation**: 61% of the total consideration will be earned-out over three years
- **Expected closing**: 1H2023

SRIVARU VALUATION*

- **Conservative valuation**: Total consideration based on 0.58x proj. Vehicles Sales Revenue
- **Total consideration/FY2026 Vehicle Sales Revenue (proj.)** : 0.74x
- **Earnout structure**: 77.7% of the earn-out is earned in year 3[3]

Total Ownership - Basic, At Closing



Sponsor Units 1.9%
EFH 0.3%
ACP 0.3%
Sponsor B Shares 8.6%
SRIVARU 54.5%
IPO Shares 34.3%

Total Ownership - Fully Diluted[3]



Sponsor Units 1.7%
EFH 0.2%
ACP 0.5%
Sponsor B Shares 3.9%
IPO Shares 30.8%
SRIVARU 63.0%

* SRIVARU revenues apply to Vehicle Sales Revenue only, while the trading companies' revenues include all sales. Applying total revenues to SRIVARU would reduce its multiple further. Assumes $10/share

(1) Assumes $10/share

(2) Assumes no redemption, full exercise of warrants, full earn-out;

(3) The SRIVARU Board will have discretion to release the Earnout Shares to the SRIVARU shareholders even where the applicable Vehicle Sales Revenue triggers are not achieved, if Vehicle Sales Revenue surpasses at least 50% of such triggers

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Earnout Structure based on Vehicle Sales Revenue Targets[1]



Revenue Target (US$)
Earnout Shares
US$ (Millions)
600
500
400
300
200
100
0
Shares (Millions)
25
20
15
10
5
0
553
19.425
117
4.125
39
1.450
FY24E
FY25E
FY26E



Earnout Schedule
FY24E
5.8%
1.45m shares
FY25E
16.5%
4.125m shares
FY26E
77.7%
19.425m shares

- **Revenue per share**: SRIVARU must deliver overall ~$28 revenue/earnout share (on average)[2]
- **Earnout multiple**: The earnout consideration is ~0.35x of earnout revenue. Total consideration is projected ~0.58x of total FY2024-2026 vehicle sales revenue (part of total revenue, which is expected to be higher)[3]

(1) The SRIVARU Board will have discretion to release the Earnout Shares to the SRIVARU shareholders even where the applicable Vehicle Sales Revenue triggers are not achieved, if Vehicle Sales Revenue surpasses at least 50% of such triggers
(2) Source: MOBV's form 8-K filed March 13, 2023
(3) Assuming full earnout based, on US$10 per share

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Valuation Benchmarking An undervalued EV gem in a large, high-growth market* * SRIVARU revenues apply to vehicle sales only, while the trading companies’ revenues include all sales. Applying total revenues to SVM would reduce its multiple further. Peer multiples standardized for a Fiscal Year ending March 31 Sources: S&P Capital IQ, and Reserve Bank of India as of March 3, 2023 Upfront consideration of 15,897,613 shares at US$10 per share Earnout shares valued at US$10 per share US$250m Earnout for meeting US$709m Total Vehicle Sales Revenue Target over FY2024 - FY2026 EV / FY2026 REVENUE (proj.)(1)(2)(3)(4)(5) Upfront US$158.98m(3) Earnout US$250.00m(5) India-based peers Peers in high-growth emerging markets with similar product type and development stage Consideration / Vehicle Sales Revenue Average: 1.49x Average: 1.65x N/A N/A

Valuation Benchmarking An undervalued EV gem in a large, high-growth market Sources: S&P Capital IQ and Reserve Bank of India as of 3 Mar 2023 For SRIVARU, Vehicle Sales Revenue is a part of Total Revenue, which is expected to be larger than Vehicle Sales Revenue Fiscal Year Ending March 31 Upfront consideration of 15,897,613 shares at US$10 per share US$14.45mm Earnout for meeting US$ 39m Vehicle Sales Revenue Target in FY2024 assuming US$10 per share US$41.25mm Earnout for meeting US$ 117m Vehicle Sales Revenue Target in FY2025 assuming US$10 per share Average: 2.73x Average: 2.43x Average: 3.27x Average: 1.70x Consideration / Vehicle Sales Revenue EV / REVENUE(1) FY2024E(2)(3)(4) FY2025E(2)(3)(5) Upfront US$158.98mm(3) Upfront US$158.98mm(3) India-based peers Peers in high-growth emerging markets with similar product type and development stage Earnout US$14.50mm(4) Earnout US$41.25mm (5)

Investment Highlights AN ATTRACTIVE, RISK - BALANCED INVESTMENT PRANA, a premier on-the-road performance EV motorcycle in India with excellent reviews from industry experts Experienced and visionary management team with a premier EV experience in design, production and supply chain management Disruptive go-to-market strategy complete with 360° customer experience strategy and distribution model Designed for EV the latest safe riding features and patented innovations Attractive and high-growth business plan with near-term path to profitability Launched in the world’s largest and fastest-growing motorcycle market Indian motorcycle market is expected to reach revenue of US $25.6b in 2023 growing to US$36.1b by 2027 1 2 Superior technology and scalable engineering with readily-scalable production line capabilities and access to skilled workforce 3 4 5 6 7

INNOVATION CENTERED CLEANER AND SUPERIOR RIDER-MACHINE EXPERIENCE

PRANA

PRANA: FOR A NEW GENERATION OF RIDERS

Introducing cutting-edge EV technology and innovation to India's motorcycle market

AFFORDABLE PREMIUM

Creating a premier value system for users with attractive TCO to make it affordable

FAST, FUN & SAFE

Commitment to deliver an unparalleled riding experience with superior range, performance, and safety

TOWARD A BETTER PLANET

Customers participate in a tree planting program to receive incentives. Positively impacts people, communities and the planet for the long term

COMPANY MILESTONES

PRANA in market (2019–2021)

2012	2014	2018	2018	2019	2021
Recognized EVs are the future and Founder took on a role with Tesla	Began plans for a performance EV motorcycle – PRANA	SRIVARU Motors (SVM) founded PRANA production specification finalized	Begun Prototype testing	PRANA unveiled	1st batch of PRANA delivered

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Rider & Machine A relationship unlike any other Affordable Premium EV Motorcycles Safe Driving Technology & Innovation Purpose-Built Design Premier EV motorcycles providing a smooth riding experience Superior product, field tested for over 2 years Redundant and 3-channel automated braking Low center of gravity improves stability Waterproof built-in motor on back wheel Upcoming patent-pending integrated helmet Fun to drive: no clutch, no shifting gears Customizable performance with 4 drive modes including reverse Easy charging: built-in home AC charger Purpose-built and patent-pending chassis and drive acceleration system SVM was founded to realize a massive opportunity to improve customer lives with an advanced riding machine What began as an idea, is now a growing business in a high-growth market Being part of the solution in reducing pollution while providing a better riding experience

SRIVARU’s cutting edge motorcycles PRANA: The cornerstone of SRIVARU’s product suite Image of prana grand FAST. FUN. SAFE. FURTHER. THRILLING. RELIABLE. PRANA GRAND PRANA ELITE (2H23) India’s fastest electric motorcycle, produced in India Loved by early adopters, avid riders and motorcycle enthusiasts Deliveries commenced in February 2021 Sports-focused with double the range of the Grand (c. 225km/ 140miles) Targeted toward enthusiasts and power users Expected to launch in 2H23

Diversified premium product portfolio & pipeline











	PRANA Grand	PRANA Elite	ALIVE Scooter	ALIVE Scooter Lite	PRANA Class
	Sports motorcycles		Full size scooter with power equivalent to PRANA	Shorter range, targeting mass market	
Price	$2,769	$3,618			
Start of Production	Q1 2021	H2 2023			
Range	c. 126km / 80mi	c. 225km / 140mi			
Top Speed	c. 123 km/h; 76mi/h	c. 123 km/h; 76mi/h			
Charge Time	4:45 hours[1]	6 hours[1]			

Increasing Product Portfolio allows access to a greater Total Addressable Market

(1) Charging time using integrated 16Amp home charging

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4
MODES
PRACTICE
DRIVE
SPORTS
REVERSE

PRANA GRAND

India's fastest mass production electric motorcycle, produced in India

Headline specifications

Pricing (US$)

Upfront Acquisition Cost	$2,907
Total Cost of Operations (3 years)	$3,388
Total Monthly Cost	$94

Top Speed

123 kmph / 76 mph

Acceleration

0-60 kmph (0-37mph) ~ <3.8 seconds

Range

126 km / 80 miles on single full charge

Charge

4.32kwh battery
4h45min to full charge
Integrated charger (16A power outlet)

Rider Experience Highlights

COMFORT	STABILITY	ANTI-SKID	DRIVETRAIN
Vibration-free quick acceleration	Low center of gravity with even weight distribution	Effortless best sequential regenerative braking	BLDC water-proof hub-motor

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PRANA

PRANA ELITE

Performance that goes the distance

Headline specifications

Pricing (US$)

Upfront Acquisition Cost	$3,798
Total Cost of Operations (3 years)	$4,229
Total Monthly Cost	$117

Top Speed

123 kmph / 76 mph

Acceleration

0-60 kmph (0-37mph) ~ <3.8 seconds

Range

225 km / 140 miles on single full charge

Charge

8.5kwh battery
6h to full charge
Integrated charger (16A power outlet)
Upgradable to fast charger

Rider Experience Highlights

COMFORT

Vibration-free quick acceleration

STABILITY

Low center of gravity with even weight distribution

ANTI-SKID

Effortless best sequential regenerative braking

DRIVETRAIN

BLDC water-proof hub-motor

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Helmet that goes beyond safety and comfort BREATHE CLEAN AIR Built-in filtration system to remove impact of pollution MULTIPLE DESIGNS TO CHOOSE FROM You create your helmet avatar; expandable to rider STYLE AND SAFETY Made of the highest grade of polycarbonate and advanced architecture in our shell An upcoming patent-pending integrated helmet designed to completely transform the riding experience

What SRIVARU does How SRIVARU does it CUSTOMER COMMUNITY PLANET STAKEHOLDERS An approach that accelerates sustainable long-term growth. Better Mobility Solutions Low carbon footprint Emissions-free rides Improving rider comfort via reduced vibration and quieter rides Beyond Net Zero Create healthier communities by planting trees for each Prana sold Creating residential green space Sustainable Manufacturing Manufacturing facilities to use renewable energy Re-use exhausted batteries Community Empowerment Supporting local businesses for service network Reskilling ICE labor to work on EV products Aligned with stakeholders’ interests, ESG reporting, incorporating insights from emerging ISSB framework ESG SRIVARU’s commitment to a better planet for future generations

PRANA GRAND PRANA ELITE YAHAMA R15 KTM RC 125 ROYAL ENFIELD CLASSIC 350 F-77 Recon REVOLT 400 1 Vehicle Class/Type Premium/Sports Performance Premium/Sports Performance Premium Sports Sports Premium Premium/Sports Performance Commuter Class 2 Charging Time (100%) 4:45 hrs 6.00 hrs ICE ICE ICE 5:00hr 4:50 hrs 3 Top Speed 122 kmph (76 mph) 122 kmph (76 mph) 135 kmph (84 mph) 120 kmph (74.5 mph) 129 kmph (80 mph) 243 kmph (151 mph) 80 kmph (50 mph) 4 0-60 Km <3.8 sec <3.8 sec 4.3 sec 4.3 sec 6.1 sec 2.9 sec > 9 sec 5 Range / Charge or Litre 126km (78 miles) 225km (140 miles) 32.5 km/l (20 miles/l) 40 km/l (25 miles/l) 32.5 km/l (20 miles/l) 307 km (191 miles) 100km (62 miles) – Normal Mode* 6 Regenerative Braking ü ü û û û ü ü 7 Reverse Mode ü ü û û û ü û 8 TCO (US$, 3 years)1 3,338 4,229 4,928 4,544 5,909 6,192 2,523 9 Total Monthly Cost2 94 117 137 126 164 172 78 10 Upfront Acquisition Cost 2,907 3,798 1,923 2,051 2,872 5,770 2,019 11 Release Date Q1’21 H2’23 >10 years >10 years >10 years Q1’23 Q4’19 Premier features TCO assumes 24,000 km (~15,000 miles) p.a Total Monthly Cost includes EMI (3 years, 14%), fuel cost & maintenance Source: All data based on publicly available information

A leading premium & performance-focused tested and certified product in India India motorcycle EV landscape Product tested & certified Premium product Performance & value focus Fast, Fun & Safe

Performance 2 (Acceleration, Range & Top speed) Total Cost of Operations1 over 3 years Performance Comparison vs ICE & EV competition TCO assumes 24,000 km (~15,000 miles) p.a Management estimates (based on management analysis and estimates of published information of acceleration, range and top speed) High Low Best combination of Performance, Quality and Value SVM is in a class of its own, combining high performance with low TCO Manufacturing in India is cost effective and sustainable Scalable supply chain